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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):      January 25, 2002  (January 16, 2002)
                                                     ----------------------------------------------
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                              LEVEL 8 SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      000-26392               11-2920559
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)


8000 Regency Parkway, Cary, North Carolina                               27511
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               (Address of principal executive office)                (Zip Code)




Registrant's telephone number, including area code    (919) 380-5000
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

         On January 16, 2002, Level 8 Systems, Inc. (the "Company") completed a $3.6 million private placement of 2,381,952 shares of the Company's common stock. As part of the financing transaction, the Company also issued to the investors warrants to purchase 476,390 shares of the Company's common stock at an exercise price of $2.50 per share. The warrants will expire on January 16, 2005. The Company has agreed to register the common stock issued in the private placement and upon exercise of the warrants for resale under the Securities Act of 1933, as amended.

         The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

   (c) Exhibits

Exhibit
No.                               Description

4.1 Registration Rights Agreement dated as of January 16, 2002 by and among Level 8 Systems, Inc. and the Purchasers listed on Schedule I thereto (filed herewith).

10.1 Securities Purchase Agreement dated as of January 16, 2002 by and among Level 8 Systems, Inc. and the Purchasers (filed herewith).

10.2       Form of Warrant issued to the Purchasers (filed herewith).

99.1 Press release dated as of January 17, 2002 issued by Level 8 Systems, Inc (filed herewith).




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date: January 25, 2002         LEVEL 8 SYSTEMS, INC.



                                          By: /s/ John P. Broderick
                                             -----------------------------------
                                              John P. Broderick
                                              Chief Financial Officer, Treasurer
                                              and Corporate Secretary

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                                  Exhibit Index
                                  -------------

Exhibit
No.                               Description

4.1 Registration Rights Agreement dated as of January 16, 2002 by and among Level 8 Systems, Inc. and the Purchasers listed on Schedule I thereto (filed herewith).

10.1 Securities Purchase Agreement dated as of January 16, 2002 by and among Level 8 Systems, Inc. and the Purchasers (filed herewith).

10.2       Form of Warrant issued to the Purchasers (filed herewith).

99.1 Press release dated as of January 17, 2002 issued by Level 8 Systems, Inc (filed herewith).